Exhibit 10.20
AMENDMENT, WAIVER AND TERMINATION AGREEMENT
     This Amendment, Waiver and Termination Agreement (this “Agreement”) is made and entered into as of this 8th day of June, 2007 by and among comScore, Inc., a Delaware corporation (the “Company”) and the holders of Preferred Stock (as defined below) whose names appear on the signature pages to this Agreement (each a “Holder” and together the “Holders”).
RECITALS
     WHEREAS, the Company is proposing to sell and issue shares of its common stock, par value $0.001 per share (the “Common Stock”), in an underwritten initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “IPO”);
     WHEREAS, pursuant to that certain Series A Preferred Stock Purchase Agreement, dated as of September 27, 1999 (the “Series A Purchase Agreement”), by and among the Company and the Purchasers (as defined therein), the Company issued and sold to the Purchasers shares of its Series A Preferred Stock (the “Series A Preferred”);
     WHEREAS, pursuant to that certain Series B Preferred Stock Purchase Agreement, dated as of July 5, 2000 (the “Series B Purchase Agreement”), by and among the Company and the Purchasers (as defined therein), the Company issued and sold to the Purchasers shares of its Series B Preferred Stock (the “Series B Preferred”);
     WHEREAS, pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of August 8, 2001 (the “Series C Purchase Agreement”), by and among the Company and the Purchasers (as defined therein), the Company issued and sold to the Purchasers shares of its Series C Preferred Stock (the “Series C Preferred”);
     WHEREAS, pursuant to that certain Series C-1 Preferred Stock Purchase Agreement, dated as of June 6, 2002 (the “Series C-1 Purchase Agreement”), by and among the Company and the Purchasers (as defined therein), the Company issued and sold to the Purchasers shares of its Series C-1 Preferred Stock (the “Series C-1 Preferred”);
     WHEREAS, pursuant to that certain Series D Preferred Stock Purchase Agreement, dated as of June 6, 2002 (the “Series D Purchase Agreement”), by and among the Company and the Purchasers (as defined therein), the Company issued and sold to the Purchasers shares of its Series D Preferred Stock (the “Series D Preferred”);
     WHEREAS, pursuant to that certain Series E Preferred Stock Purchase Agreement, dated as of August 1, 2003 (the “Series E Purchase Agreement,” and together with the Series A Purchase Agreement, Series B Purchase Agreement, Series C Purchase Agreement, Series C-1 Purchase Agreement and Series D Purchase Agreement, the “Preferred Stock Purchase Agreements”), by and among the Company and the Purchasers (as defined therein), the Company issued and sold to the Purchasers shares of its Series E Preferred Stock (the “Series E Preferred,” and together with the Series A Preferred, Series B Preferred, Series C Preferred, Series C-1 Preferred and Series D Preferred, the “Preferred Stock”);
     WHEREAS, Section 6 of each of the Preferred Stock Purchase Agreements contains ongoing covenants that govern the conduct of the Company (the “Purchase Agreement Covenants”);
     WHEREAS, the Company and the Holders, constituting the holders of a sufficient number of shares of Preferred Stock to effect an amendment or waiver to each Preferred Stock Purchase Agreement, desire that the Purchase Agreement Covenants terminate immediately prior to the closing of the IPO;
     WHEREAS, pursuant to Section 1(c) of that certain Fourth Amended and Restated Investor Rights Agreement, dated as of August 1, 2003 (the “Investor Rights Agreement”), by and among the Company, the Purchasers and the Founders (as such terms are defined therein), the Company is required to provide prompt written notice to each Holder of Registrable Securities (as such terms are defined in the Investor Rights Agreement) of its intention to effect an IPO (the “Notice Rights”);
     WHEREAS, pursuant to Section 4 of the Investor Rights Agreement, each Holder and Founder (as such terms are defined in the Investor Rights Agreement) agrees to cooperate with the Company in complying with the terms and provisions of the Regulatory Side Letters (as defined in the Investor Rights Agreement) and, together with the Company, agrees not to amend or waive the Company’s certificate of incorporation or bylaws if such amendment or waiver would cause a Regulated Holder to have a Regulatory Problem (as such terms are defined in the Investor Rights Agreement) (the “Regulatory Side Letter Covenants”);
     WHEREAS, pursuant to Section 6 of the Investor Rights Agreement, Lehman Brothers Venture Partners L.P. and vSpring SBIC, L.P. have the right to designate one individual as an observer at all meetings of the Company’s Board of Directors (and any committees thereof) and to receive any materials distributed to the members of the Company’s Board of Directors (and any committees thereof) (the “Board Observer Rights”);
     WHEREAS, the Company and the Holders constituting the holders of a sufficient number of shares of Preferred Stock to effect an amendment or waiver to the applicable provisions of the Investor Rights Agreement desire that, in connection with the IPO, the Notice Rights be waived and the Regulatory Side Letter Covenants and the Board Observer Rights be terminated
     WHEREAS, pursuant to Section 1(c) of the Investor Rights Agreement, (i) the underwriters of the IPO may determine in their sole discretion to exclude all of the Registrable Securities (as defined in the Investor Rights Agreement) held by the Holders from participating in the IPO, (ii) the allocation of any Registrable Securities included in the IPO shall be made on a pro-rata basis (the “Selling Stockholder Pro Rata Allocation Right”) and (iii) the number of shares of Registrable Securities to be included in the IPO shall not be reduced unless all other securities (other than the shares to be issued by the Company) are first entirely excluded from the IPO (the “Selling Stockholder Exclusion Right”);

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     WHEREAS, the Company and the Holders constituting the holders of a sufficient number of shares of Preferred Stock to effect an amendment or waiver to the applicable provisions of the Investor Rights Agreement desire that, in connection with the IPO, the Selling Stockholder Pro Rata Allocation Right and the Selling Stockholder Exclusion Right be waived;
     WHEREAS, the Company and J.P. Morgan Partners (BHCA), L.P. are parties to that certain Regulatory Side Letter Agreement, dated as of August 1, 2003 (the “J.P. Morgan Regulatory Side Letter Agreement”) and desire that the J.P. Morgan Regulatory Side Letter Agreement be terminated in connection with the IPO; and
     WHEREAS, the Investor Rights Agreement contemplates the Company’s entering into a regulatory side letter agreement with vSpring SBIC, L.P. (the “vSpring Regulatory Side Letter Agreement”) and, if such letter agreement is or has been entered into prior to the closing of the IPO, the Company and vSpring SBIC, L.P. desire that the vSpring Regulatory Side Letter Agreement be terminated in connection with the IPO.
     NOW, THEREFORE, BE IT RESOLVED, that in consideration of the foregoing premises and of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holders and the Company agree as follows:
     1. Termination of Purchase Agreement Covenants. The Holders and the Company hereby agree that each Preferred Stock Purchase Agreement shall be amended such that the Purchase Agreement Covenants shall terminate and be of no further force or effect immediately prior to the closing of the IPO.
     2. Waiver of Notice Rights. The Holders hereby waive the Notice Rights in connection with the IPO.
     3. Termination of Regulatory Side Letter Covenants and the Board Observer Rights. The Holders and the Company hereby agree that the Investor Rights Agreement shall be amended such that the Regulatory Side Letter Covenants and the Board Observer Rights shall terminate and be of no further force or effect immediately prior to the closing of the IPO.
     4. Waiver of Selling Stockholder Pro Rata Allocation Right and Selling Stockholder Exclusion Right. The Holders and the Company hereby waive the Selling Stockholder Pro Rata Allocation Right and the Selling Stockholder Exclusion Right in connection with the IPO.
     5. Termination of Regulatory Side Letter Agreements. The Company and J.P. Morgan Partners (BHCA), L.P. hereby agree that the J.P. Morgan Regulatory Side Letter Agreement shall terminate and be of no further force or effect immediately prior to the closing of the IPO. The Company and vSpring SBIC, L.P. hereby agree that the vSpring Regulatory Side Letter Agreement shall terminate and be of no further force or effect immediately prior to the closing of the IPO.

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6. Additional Provisions.
          (a) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of laws provisions.
          (b) Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect as if such provision had never been contained herein.
          (c) Integration. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral.
          (d) Amendment and Waiver. No term of this Agreement may be amended nor the observance of any term of this Agreement be waived except in a writing signed by the Company and the Holders constituting a majority of the capital stock of the Company (on an as-converted basis) held by such Holders.
          (e) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.
          (f) Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.
          (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.
[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, Waiver and Termination Agreement as of the date first set forth above.

COMSCORE, INC.
By:	/s/ Magid Abraham
Magid Abraham
President and Chief Executive Officer
[Signature Page to Amendment, Waiver and Termination Agreement]

ACCEL VII L.P.
By:	Accel VII Associates L.L.C.
Its General Partner

By:	/s/ Tracey L. Sedlock
Attorney-in-Fact

ACCEL INTERNET FUND III L.P.
By:	Accel Internet Fund III Associates L.L.C.
Its General Partner

By:	/s/ Tracey L. Sedlock
Attorney-in-Fact

ACCEL INVESTORS ‘99 L.P.
By:	/s/ Tracey L. Sedlock
Attorney-in-Fact

[Signature Page to Amendment, Waiver and Termination Agreement]

ADAMS STREET PARTNERS

BVCF IV, L.P.

By: J.W. Puth Associates, LLC, its General Partner
By: Brinson Venture Management, LLC, its Attorney-in fact
By: Adams Street Partners, LLC, its Administrative Member

By:

Thomas D. Berman Partner
[Signature Page to Amendment, Waiver and Termination Agreement]

INSTITUTIONAL VENTURE PARTNERS X, L.P.

By: Institutional Venture Management X, LLC
Its: General Partner

By:	/s/ Todd Chaffee

Managing Director

INSTITUTIONAL VENTURE PARTNERS X GmbH & CO. BETEILIGUNGS KG

By: Institutional Venture Management X, LLC
Its: Managing Limited Partner

By:	/s/ Todd Chaffee

Managing Director
[Signature Page to Amendment, Waiver and Termination Agreement]

J.P. MORGAN PARTNERS (BHCA), L.P.

By:	/s/ Michael H. Hannon

Name: Michael H. Hannon
Title: Managing Director

JP MORGAN PARTNERS (SBIC), LLC

By:	CCMP Capital Advisors, LLC As Attorney in Fact

By:	/s/ Michael H. Hannon

Name: Michael H. Hannon
Its: Managing Director
[Signature Page to Amendment, Waiver and Termination Agreement]

FLATIRON ASSOCIATES II, LLC

By: Flatiron Partners, LLC
Its: Manager

By:	/s/ Fred Wilson

Managing Partner

THE FLATIRON FUNDS, LLC

By:	/s/ Fred Wilson

Managing Member

FLATIRON ASSOCIATES, LLC
By: Flatiron Partners, LLC
Its Manager

By:	/s/ Fred Wilson

Managing Partner
[Signature Page to Amendment, Waiver and Termination Agreement]

LEHMAN BROTHERS VENTURE CAPITAL PARTNERS I, L.P.

By:	LB I Group Inc., as General Partner

By:	/s/ James A. Hinson

Name: James A. Hinson
Its: Vice President

LEHMAN BROTHERS VENTURE PARTNERS L.P.

By:	Lehman Brothers Venture G.P. Partnership L.P., as General Partner

By:	Lehman Brothers Venture Associates Inc., as General Partner

By:	/s/ James A. Hinson

Name: James A. Hinson
Its: Vice President

LB I GROUP INC.

By:	/s/ James A. Hinson

By: James A. Hinson
Its: Vice President
[Signature Page to Amendment, Waiver and Termination Agreement]

TOPSPIN PARTNERS, L.P.

By:	Topspin Management, LLC
By:	LG Capital Appreciation, LLC

By:	/s/ Leo Guthart

Leo Guthart
Member, LG Capital Appreciation, LLC

TOPSPIN ASSOCIATES, L.P.

By:	Topspin Management, LLC
By:	LG Capital Appreciation, LLC

By:	/s/ Leo Guthart

Leo Guthart
Member, LG Capital Appreciation, LLC
[Signature Page to Amendment, Waiver and Termination Agreement]

/s/ Magid Abraham

Magid Abraham

/s/ Gian Fulgoni

Gian Fulgoni
[Signature Page to Amendment, Waiver and Termination Agreement]

vSPRING SBIC, L.P., a Delaware limited partnership

By:	vSpring SBIC Management, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Scott Petty

Scott Petty, Managing Member
[Signature Page to Amendment, Waiver and Termination Agreement]